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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Trio-Tech International on Form S-8 of our report dated September 17, 1999, appearing in the Annual Report on Form 10-K of Trio-Tech International for the year ended June 25, 1999.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Los Angeles, California
June 23, 2000